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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 1998

                                 Panavision Inc.
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             (Exact Name of Registrant as specified in its Charter)

          Delaware                      001-12391                13-3593063
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of corporation)                                      Identification No.)

6219 De Soto Avenue
Woodlands Hills, California                                       91367
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(Address of Principal                                           (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code:          (818) 316-1000
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On March 16, 1998, Panavision Inc. (the "Company"), entered into a First Amendment (the "Amendment") to the Voting and Stockholders Agreement (the "Stockholders Agreement"), among Warburg Pincus Capital Company, L.P., a Delaware limited partnership ("Warburg"), the Company and Mafco Holdings Inc. ("Macfo"), a Delaware corporation. The Amendment contemplates certain circumstances under which Warburg will sell additional shares of the Company's Common Stock, par value $.01 to PX Holding, a wholly owned subsidiary of Mafco. The Stockholders Agreement has been previously filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company's Current Report on Form 8-K, dated December 18, 1997.

         The foregoing description is qualified in its entirety by reference to the Amendment which appears as Exhibit 10.1 to this report.


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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired:  None.
         (b)      Pro Forma Financial Information:  None.
         (c)      Exhibits:
                  10.1. First Amendment to Voting and Stockholders Agreement, dated March 16, 1998, by and among Warburg Pincus Capital Company, L.P., Panavision Inc. and Mafco Holdings Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act, of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 19, 1998                            By: /s/ Jeffrey J. Marcketta
                                                    ----------------------------
                                                    Jeffrey J. Marcketta
                                                    Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                Document
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10.1                       First Amendment to Voting and Stockholders Agreement,
                           dated as of March 16, 1998, by and among Warburg
                           Pincus Capital Company, L.P., Panavision Inc. and
                           Mafco Holdings Inc.